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                                                                   EXHIBIT 10.38
                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.

                        Incentive Stock Option Agreement
                                                               February 22, 1999
Employee/Optionee:  Judith Knight Shields
Number of shares of
Common Stock subject
to this Agreement:  10,000

          Pursuant to the North American Technologies Group, Inc. 1999 Stock Incentive Plan (the "Plan"), the Compensation Committee of the Board of Directors of North American Technologies Group, Inc. (the "Company") has granted to you on this date an option (the "Option") to purchase the number of shares of the Company's Common Stock, $.001 par value per share ("Common Stock"), set forth above. Such shares (as the same may be adjusted as described in Section 13 below) are herein referred to as the "Option Shares." The Option shall constitute and be treated at all times by you and the Company as an "incentive stock option" as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). The terms and conditions of the Option are set out below.

          1.  Date of Grant.  The Option is granted to you on February 22, 1999.

          2. Termination of Option. Your right to exercise the Option (and to purchase the Option Shares) shall expire and terminate in all events on the earlier of (i) February 21, 2009 or (ii) the date provided in Section 11 below in the event you cease to be employed by the Company or any subsidiary or parent thereof

          3. Option Price. The purchase price to be paid upon the exercise of the Option is $3.00 per share (subject to adjustment as provided in Section 13 hereof).

          4. Vesting Provisions. Except as provided in Section 5 hereof, you will not be entitled to exercise all of the Options (and purchase Option Shares) prior to February 21, 2003. Commencing on February 21, 2000 and on each of the three succeeding anniversaries of that date on which you shall continue to be employed by the Company or any subsidiary or parent thereof, you shall become entitled to exercise the Option with respect to 2,500 of the Option Shares (rounded to the nearest whole share) until the Option expires and terminates pursuant to Section 2 hereof.

          5. Acceleration of Options. The Board of Directors of the Company, in its sole discretion, may at any time accelerate the time set forth in Section 4 at which the Option may be exercised by you with respect to any Option Shares.
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          6.  Exercise of Option.  To exercise the Option, you must deliver a completed copy of the attached Option Exercise Form to the address indicated on the Form, specifying the number of Option Shares being purchased as a result of such exercise, together with payment in full of the exercise price for all the Option Shares being purchased. Payment of the option price may be made, at your election, (I) in cash; (II) by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; (III) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the Option price must have been held by the participant for at least six (6) months in order to be utilized to pay the Option price; or (IV) in the discretion of the Plan Administrator, through any combination of the payment procedures set forth in subsections (I)-(III). For the purposes of this Section 6, "Fair Market Value" shall mean, with respect to a share of Common Stock, as follows:
(i) if the shares of Common Stock are listed or admitted to trading on one or more national securities exchanges, the average of the last reported sales prices per share regular way or, in case no such reported sales take place on any such day, the average of the last reported bid and asked prices per share regular way, in either case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading, for the 20 trading days immediately preceding the date upon which the Fair Market Value is determined; (ii) if the shares of Common Stock are not listed or admitted to trading on a national securities exchange but are quoted by the NASD Automated Quotation System ("NASDAQ") or any other nationally recognized quotation service, the average of the last reported sales prices per share regular way or, in case no reported sale takes place on any such day or the last reported sales prices are not then quoted by NASDAQ or such other quotation service, the average for each such day of the last reported bid and asked prices per share, for the 20 trading days immediately preceding the date on which Fair Market Value is determined as furnished by the National Quotation Bureau Incorporated or corresponding source or any similar successor organization; or (iii) if the shares of Common Stock are not listed or admitted to trading on a national securities exchange or quoted by NASDAQ or any other nationally recognized quotation service, the "Fair Market Value" shall be the fair market value thereof determined in good faith by the Board of Directors of the Company on a basis consistent with the manner of determining the fair market value of the Company's Common Stock for purposes of offering the Company's Common Stock to equity investors.

          7. No Rights as Stockholders. Neither the holder nor his legal representative shall be, or have any rights and privileges of, a shareholder of the Company in respect of any Common Stock, unless and until certificates for such Common Stock shall have been issued.

          8. Restrictions on the Issuance of Shares. The issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of Federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations. In addition, the Option may not be exercised unless: (i) a registration statement under the Securities Act of 1933, as amended (the
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"Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. You are cautioned that the Option may not be exercisable unless the foregoing conditions are satisfied. Accordingly, you may not be able to exercise the Option when desired even though the Option is vested. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. As a condition to the exercise of the Option, the Company may require you to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          9. Transferability of Option. The Option may not be transferred by you (other than by will or the laws of descent and distribution) and may be exercised during your lifetime only by you.

          10. Stockholder Approval. Option Awards and Stock Awards may be made as of the date of approval of the Plan by the Board of Directors of the Company, provided however, that no Option Awards or Stock Awards shall become vested until such time as the Plan shall have received Stockholder approval. In the event that the Stockholders of the Company shall not have approved the Plan within twelve months of the date of Board approval of the Plan, any Option Awards and Stock Awards outstanding shall become null and void.

          11.  Termination of Employment.

          (a) In the event that (i) the Company or any subsidiary or parent thereof terminates your employment "for cause," as defined in the Plan or as such term is defined in your Employment Agreement, if any, between the Company and you (the "Employment Agreement"), or (ii) you terminate your employment with such entity for any reason whatsoever (other than as a result of your death or "disability" (within the meaning of Section 22(e)(3) of the Code) or retirement (as defined in the Plan)), then the Option may only be exercised within one month after such termination, and only to the same extent that you were entitled to exercise the Option on the date your employment was so terminated and had not previously done so.

          (b) In the event that you cease to be employed by the Company or any subsidiary or parent thereof as a result of the termination of your employment by the Company or any subsidiary or parent thereof at any time other than "for cause" or as a result of your death or disability (within the meaning of Section 22(e)(3) of the Code), or retirement (as defined in the Plan), the Option may only be exercised within three months after the date you cease to be so employed, and only to the same extent that you were entitled to exercise the Option on the date you ceased to be so employed by reason of such termination and had not previously done so.

          (c) In the event that you cease to be employed by the Company or any subsidiary or parent thereof by reason of a "disability" (within the meaning of Section 22(e)(3) of the Code), or retirement (as defined in the Plan), the Option may only be exercised within one year after the date you cease to be so employed, and only to the same extent that you were
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entitled to exercise the Option on the date you ceased to be so employed by reason of such disability and had not previously done so.

          (d) In the event that you die while employed by the Company or any subsidiary or parent thereof, the Option may only be exercised within one year after your death. In such event, the Option may be exercised during such one-year period by the executor or administrator of your estate or by any person who shall have acquired the Option through bequest or inheritance, but only to the same extent that you were entitled to exercise the Option immediately prior to the time of your death and you had not previously done so.

          (e) Notwithstanding any provision contained in this Section 11 to the contrary, in no event may the Option be exercised to any extent by anyone after February 21, 2009.

          12.  Representations.

          (a) You represent and warrant to the Company that, unless a registration statement is in effect under the Securities Act, upon exercise of the Option, you will be acquiring the Option Shares for your own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and you understand that (i) neither the Option nor the Option Shares have been registered with the Securities and Exchange Commission by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and (ii) the Option Shares must be held indefinitely by you unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. If a registration statement is not in effect under the Securities Act at the time of exercise of the Option, the stock certificates for any Option Shares issued to you will bear the following legend:

          THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN SO REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

          (b) You further represent and warrant that you understand the Federal, state and local income tax consequences of the granting of the Option to you, the acquisition of rights to exercise the Option with respect to any Option Shares, the exercise of the Option and purchase of Option Shares, and the subsequent sale or other disposition of any Option Shares. In addition, you understand that the Company will be required to withhold Federal, state or local taxes in respect of any compensation income realized by you upon exercise of the Option granted hereunder. To the extent that the Company is required to withhold any such taxes, you hereby agree that the Company may deduct from any payments of any kind otherwise due to you an amount equal to the total Federal, state and local taxes required to be so withheld, or if such payments are inadequate to satisfy such Federal, state and local taxes, or if no such payments are due or to become due to you, then you agree to provide the Company with cash funds or make
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other arrangements satisfactory to the Company regarding such payment. It is understood that all matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors in its sole discretion, but acting in good faith.

          13. Adjustments: Reorganization, Reclassification, Consolidation, Merger or Sale.

          (a) In the event that, after the date hereof, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Board of Directors of the Company shall appropriately adjust the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of the Option (to the nearest possible full share), and such adjustment shall be effective and binding for all purposes of this Agreement and the Plan.

          (b) If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another entity, or the sale of all or substantially all its assets to another entity, shall be effected after the date hereof in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then you shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified in the Option and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the exercise of the Option, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place.

          14. Transfer of Control. An "Ownership Change" shall be deemed to have occurred in the event any of the following or any similar transaction occurs with respect to the Company:

          (a) The direct or indirect sale or exchange by the Stockholders of the Company of all or substantially all of the stock of the Company;

          (b) A merger or consolidation in which the Company is merged or consolidated with another corporation or entity, other than a corporation or entity that is an "affiliate" of the Company (as such term is defined in Rule 144(a) promulgated under the Securities Act);

          (c) The sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations of the Company); or
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          (d) A liquidation or dissolution of the Company.

          In the event of an Ownership Change, all unvested shares underlying outstanding Awards shall automatically become fully vested and in the case of Options immediately exercisable, and shall be deemed to have attained such status immediately prior to the Ownership Change. In the event of an Ownership Change, any Options which are neither assumed or substituted for in connection with the Ownership Change nor exercised as of the date of the Ownership Change shall terminate and cease to be outstanding effective as of the date of the Ownership Change, unless otherwise provided by the Board. In the event of an Ownership Change, each Participant shall be given at least 15 days prior written notice of such Ownership Change and shall be permitted to exercise any Options during this 15 day period.

          15. Continuation of Employment. Neither the Plan nor the Option shall confer upon you any right to continue in the employ of the Company or any subsidiary or parent thereof, or limit in any respect the right of the Company or any subsidiary or parent thereof to terminate your employment or other relationship with the Company or any subsidiary or parent thereof, as the case may be, at any time.

          16. Plan Documents. This Agreement is qualified in its entirety by reference to the provisions of the Plan, which are incorporated herein by reference.

          17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

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          Please acknowledge receipt of this Agreement by signing the enclosed copy of this Agreement in the space provided below and returning it promptly to the Secretary of the Company.

                                    NORTH AMERICAN
                                    TECHNOLOGIES GROUP, INC.

                                    By /s/ Henry W. Sullivan
                                      -----------------------------
                                      Authorized Officer

Accepted and Agreed to
As of the date first above written:

/s/ Judith Knight Shields
----------------------------------
     Employee/Optionee